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                                                                   EXHIBIT 23(A)

                         INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Duke Energy Corporation on Form S-8 of our report dated January 18, 2001, appearing in the Annual Report on Form 10-K of Duke Energy Corporation for the year ended December 31, 2000.


/s/ DELOITTE & TOUCHE LLP

Charlotte, North Carolina
March 13, 2002